Exhibit p under Form N-1A
                                              Exhibit 24 under Item 601/Reg. S-K



                                                 POWER OF ATTORNEY



         Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretary of FEDERATED EQUITY FUNDS and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.






SIGNATURES                              TITLE                                           DATE

/s/ John F. Donahue               Chairman and Trustee                              December 6, 1999
------------------------
John F. Donahue                         (Chief Executive Officer)

/s/ Glen R. Johnson               President                                         December 6, 1999
------------------------
Glen R. Johnson

/s/ J. Christopher Donahue Executive Vice President                                 December 6, 1999
J. Christopher Donahue                  and Trustee^

/s/ Richard J. Thomas             Treasurer                                         December 6, 1999
--------------------------
Richard J. Thomas                       (Principal Financial and
                                            Accounting Officer)

/s/ Thomas G. Bigley              Trustee                                           December 6, 1999
-------------------------
Thomas G. Bigley

/s/ Nicholas P. Constantakis Trustee    December 6, 1999
Nicholas P. Constantakis

/s/ John T. Conroy, Jr.           Trustee                                           December 6, 1999
----------------------------------
John T. Conroy, Jr.

/s/ Lawrence D. Ellis, M.D. Trustee                                                 December 6, 1999
Lawrence D. Ellis, M.D.

/s/ Peter E. Madden               Trustee                                           December 6, 1999
------------------------
Peter E. Madden





/s/ John E. Murray, Jr.           Trustee                                           December 6, 1999
-------------------------
John E. Murray, Jr.

/s/ Marjorie P. Smuts             Trustee                                           December 6, 1999
--------------------------
Marjorie P. Smuts


Sworn to and subscribed before me this 6th day of December, 1999.



/s/ Madaline P. Kelly
Notary Public

^ Trustee as of January 1, 2000

                                                    Exhibit p(i) under Form N-1A
                                              Exhibit 24 under Item 601/Reg. S-K



                                                 POWER OF ATTORNEY


         Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretary of FEDERATED EQUITY FUNDS and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


SIGNATURES                             TITLE                        DATE

/s/ J. Thomas Madden            Chief Investment Officer       December 6, 1999
-------------------------
J. Thomas Madden



Sworn to and subscribed before me this 6th day of December, 1999.



/s/ Madaline P. Kelly
Notary Public

                                                   Exhibit p(ii) under Form N-1A
                                              Exhibit 24 under Item 601/Reg. S-K


                                                 POWER OF ATTORNEY


         Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretary of FEDERATED EQUITY FUNDS and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


SIGNATURES                              TITLE                  DATE

/s/ John F. Cunningham            Trustee                  December 6, 1999
-------------------------
John F. Cunningham



Sworn to and subscribed before me this 6th day of December, 1999.



/s/ Madaline P. Kelly
Notary Public

                                                  Exhibit p(iii) under Form N-1A
                                              Exhibit 24 under Item 601/Reg. S-K



                                                 POWER OF ATTORNEY


         Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretary of FEDERATED EQUITY FUNDS and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


SIGNATURES                                   TITLE                   DATE

/s/ Charles F. Mansfield, Jr.  Trustee  December 6, 1999
Charles F. Mansfield, Jr.




Sworn to and subscribed before me this 6th day of December, 1999.



/s/ Madaline P. Kelly
Notary Public

                                                   Exhibit p(iv) under Form N-1A
                                              Exhibit 24 under Item 601/Reg. S-K


                                                 POWER OF ATTORNEY


         Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretary of FEDERATED EQUITY FUNDS and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


SIGNATURES                     TITLE                                DATE

/s/ John S. Walsh              Trustee                          December 6, 1999
----------------------
John S. Walsh



Sworn to and subscribed before me this 6th day of December, 1999.



/s/ Madaline P. Kelly
Notary Public